Exhibit 10.13(c)

CERTAIN INFORMATION HAS BEEN OMITTED OR REDACTED FROM VERSION OF THIS EXHIBIT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Amendment Form

Amendment No.	3

Amendment Submission Date:	November 18, 2022

Sponsor:	Artivion, Inc.

Study Title:	PROACT Xa - Prospective Randomized On-X Anticoagulation Clinical Trial

Sponsor Contact:	Melissa Thalin, Director, New Indications, Clinical Research

DCRI Contacts:	Alma Chavez, Project Leader Clinical Operations Dawn Goodwin, Sr. Grants and Proposals Analyst, Grants and Proposals Services

Artivion, Inc. (“Sponsor”) and Duke University (“Duke” or “DCRI”) entered into a Clinical Research Agreement (the “Agreement”), effective October 10, 2019, to conduct the PROACT Xa - Prospective Randomized On-X Anticoagulation Clinical Trial. This Amendment No. 3 serves as an amendment to the Agreement and provides details related to the scope changes and associated timeline and budget adjustments resulting from the decision to terminate the Study as of September 23, 2022. This Amendment reflects the Parties written Wind Down Plan as of the date above.

Description of Scope Changes: The budget for this Amendment is detailed in Attachment 1: “DCRI Detailed Fees and Pass-through Cost Estimate,” justification for the changes reflected herein are provided in the “Scope Change Justification” column.

Unused Study Materials: The Parties acknowledge Sponsor’s desire to re-sell or return all unused Study Materials and as such, Sponsor shall, or shall cause its designee to, maintain and not scrap, reject, destroy, or otherwise dispose of all remaining Study Materials unless instructed otherwise by Sponsor in writing.

Principal Investigator Change:    Effective November 14, 2022, John Alexander, MD, assumed the role of Coordinating Investigator for the Study, replacing Tracy Wang, MD.

Changes to Study Timeline: This Amendment reflects the final Wind Down Plan for the Study as of the date of this Amendment. The Study is anticipated to end [             ] in accordance with the Revised Study Timeline below.

7156-CRYL-01-Amendment No. 3 to the CRA
SPS#: 232473

Current Study Timeline in the Agreement:

Study Timeline (Amendment No. 2)
General Study Milestones	Number of Months	Date
Planning/Startup
Enrollment
Treatment/Follow-up
Last CRF In-house/Database Lock
Close Out/Archival/Stat Report
Final Reporting
TOTAL PROJECT DURATION:

Revised Study Timeline:

Revised Study Timeline (Amendment No. 3)
General Study Milestones	Number of Months	Date
Planning/Startup
Enrollment
Treatment/Follow-up
Last CRF In-house/Database Lock
Close Out/Archival/Stat Report
Final Manuscript
TOTAL PROJECT DURATION:

Description of Budget Change Summary:

	Original SUA Through Amendment No. 2	Amendment No. 3	Revised Contract Value
DCRI Direct Fees
Pass-through Costs
Total

The DCRI will invoice completed units on a monthly basis. All payments remain as agreed upon as in the Agreement unless otherwise stated.

7156-CRYL-01-Amendment No. 3 to the CRA
SPS#: 232473

Approval Signatures:

Artivion, Inc.: By: ______________________________ Title:______________________________ Date:______________________________	Duke University: By: ____________________________ Title: ___________________________ Date:___________________________

7156-CRYL-01-Amendment No. 3 to the CRA
SPS#: 232473

Attachment 1: “DCRI Detailed Fees and Pass-through Cost Estimate.”

[Omitted]

7156-CRYL-01-Amendment No. 3 to the CRA
SPS#: 232473